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                                POWER OF ATTORNEY

         Each of the undersigned members of the Board of Managers of Western Plains Energy, L.L.C., whose signature appears below hereby constitutes and appoints Jeff Torluemke, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such person and in such name, place and stead, in any and all capacities, to sign the Registration Statement on Form SB-2 of Western Plains Energy, L.L.C. and any or all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits hereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 21, 2001.(1)

/s/ Ben Dickman                           /s/ Dick Sterrett
--------------------------                --------------------------------------
Ben Dickman, Manager                      Dick Sterrett, Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer), Manager

/s/ David Mann
--------------------------
David Mann, Manager                       /s/ Ronald Blasei
                                          --------------------------------------
                                          Ronald Blaesi, Manager

/s/ Ken Krien
--------------------------
Ken Krien, Manager                        /s/ Gary Johnson
                                          --------------------------------------
                                          Gary Johnson, Manager

/s/ Robert Casper
--------------------------
Robert Casper, Manager                    /s/ Brian Baalman
                                          --------------------------------------
                                          Brian Baalman, Manager

(1) Robert Casper executed this document on November 30, 2001.